UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

NEW ENGLAND BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-51589	04-3693643
(State or other Jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

855 Enfield Street, Enfield, Connecticut 06082
(Address of principal executive offices)

(860) 253-5200
(Registrant’s telephone number, including area code)

660 Enfield Street, Enfield, Connecticut 06082
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 20, 2006, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association, announced its financial results for the three and nine months ended December 31, 2005. The press release announcing financial results for the three and nine months ended December 31, 2005 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits

Number	Description

99.1	Press Release Dated January 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2006	By:	/s/ Scott D. Nogles
Scott D. Nogles
Senior Vice President and Chief Financial Officer